UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2026 (March 16, 2026)

Date of Report (Date of earliest event reported)

Pono Capital Four, Inc.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43191	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 210, 2nd Floor Windward III, Regatta Office Park, PO Box 500 Grand Cayman, Cayman Islands	KY-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 923-9234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right to receive one-fifth of one Class A ordinary share	PONOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PONO	The Nasdaq Stock Market LLC
Share rights, to receive one-fifth of one Class A ordinary share	PONOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on March 16, 2026, Pono Capital Four, Inc., a Cayman Islands exempted company (the “Company”) consummated its initial public offering (“IPO”), which consisted of 12,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one right to receive one-fifth of one Class A Ordinary Share of the Company (each, a “Share Right”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $120,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 190,000 units (the “Private Units”) to Mehana Ventures LLC (the “Sponsor”) and a certain institutional investor (the “Private Placement Investor”), at a price of $10.00 per Private Unit, generating total proceeds of $1,900,000. Each Private Unit consists of one Class A Ordinary Share and one Share Right. Of those 190,000 Private Units, the Sponsor purchased 160,000 Private Units and the Private Placement Investor purchased 30,000 Private Units.

As of March 16, 2026, a total of $120,000,000 of the net proceeds from the IPO and the Private Placement, which amount included up to $2,500,000 in deferred underwriting commissions, was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of March 16, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Balance Sheet as of March 16, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2026

Pono Capital Four, Inc.

	By:	/s/ Dustin Shindo
	Name:	Dustin Shindo
	Title:	Chief Executive Officer

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